                                                Exhibit 99.1
First Financial Bancorp Announces Second Quarter 2022 Financial Results

•Earnings per diluted share of $0.55; $0.56 on an adjusted(1) basis
•Return on average assets of 1.28%; 1.31% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 3.47%; 30 bp increase from linked quarter
•Loan growth of $191.4 million, excluding PPP; 8.3% on an annualized basis
•Noninterest income of $49.8 million increased 20.6% from the linked quarter

Cincinnati, Ohio - July 21, 2022. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and six months ended June 30, 2022.

For the three months ended June 30, 2022, the Company reported net income of $51.5 million, or $0.55 per diluted common share. These results compare to net income of $41.3 million, or $0.44 per diluted common share, for the first quarter of 2022. For the six months ended June 30, 2022, First Financial had earnings per diluted share of $0.98 compared to $1.01 for the same period in 2021.

Return on average assets for the second quarter of 2022 was 1.28% while return on average tangible common equity was 20.68%(1). These compare to returns on average assets of 1.03% and return on average tangible common equity of 14.93%(1) in the first quarter of 2022.

Second quarter 2022 highlights include:

•Strong loan growth when compared to linked quarter(2)
◦Loan balances increased $178.8 million compared to the first quarter; $191.4 million excluding PPP
◦Growth of 7.8% on an annualized basis; 8.3% on an annualized basis excluding PPP
◦Broad based portfolio growth, with large increases in C&I and residential real estate portfolios

•Net interest margin of 3.43%, or 3.47% on a fully tax-equivalent basis(1), exceeded expectations
◦30 bp increase to 3.47% from 3.17% in the first quarter due to higher asset yields resulting from higher interest rates
◦34 bp increase in loan yields offset modest 2 basis point increase in cost of interest bearing deposits

•Noninterest income of $49.8 million, or $50.8 million as adjusted(1)
◦Record foreign exchange income of $13.5 million; 32.7% increase from the linked quarter
◦Leasing business income of $7.2 million; 19.3% increase from the linked quarter
◦Wealth management fees remained strong at $6.3 million
◦Mortgage banking revenue increased $1.4 million; 35.4% increase from the linked quarter
◦Other noninterest income increased $2.3 million; 65.9% increase from the linked quarter driven by investments in limited partnerships
◦Adjusted(1) for $1.1 million loss on investment securities

________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) The consolidated balance sheets at June 30, 2022, March 31, 2022 and December 31, 2021 include assets acquired and liabilities assumed in the Summit Financial transaction. The fair value measurements of assets acquired and liabilities assumed are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available.

•Noninterest expenses of $103.2 million, or $102.4 million as adjusted(1)
◦Adjustments(1) include $0.1 million of acquisition related costs and $0.7 million of other costs not expected to recur such as severance and branch consolidation costs
◦Slight increase in expenses driven by higher salaries and benefits tied to elevated fee income
◦Efficiency ratio of 61.8%; 60.9% as adjusted(1)

•Total Allowance for Credit Losses of $134.5 million; Total quarterly provision recapture of $0.8 million
◦Loans and leases - ACL of $117.9 million, 1.25% of total loans
◦Unfunded Commitments - ACL of $16.7 million
◦Provision recapture driven by stable credit quality
◦Net charge-offs declined to 8 bps of average loans and leases

•Regulatory capital ratios remain in excess of internal targets
◦Total capital ratio of 13.94%
◦Tier 1 common equity increased 4 basis points to 10.91%
◦Tangible common equity of 6.40%(1); decrease from linked quarter driven by decline in AOCI
◦Tangible book value per share of $10.27(1)

Archie Brown, President and CEO, commented on the quarter, “I am extremely pleased with our performance in the second quarter. Earnings improved from the first quarter as our asset sensitive balance sheet was positively impacted by recent rate increases. In addition, credit quality was stable with lower net charge-offs and nonaccrual loan balances. This led to a small provision recapture for the quarter.”

Mr. Brown continued, “We were encouraged by our strong fee income performance for the quarter. Total fee income surpassed our expectations due to record foreign exchange income, strong income from limited partnership investments and growing leasing business income. While second quarter mortgage banking income increased 35% from the linked quarter, we continue to experience headwinds due to the rapid rise in interest rates. In addition, recent overdraft program changes led to a modest reduction in deposit account service charges during the second quarter and we expect further decline due to these program changes in the coming periods.”

Mr. Brown commented on loan growth, “We were very pleased with loan growth in the second quarter. Loans (excluding PPP) increased by $191 million, or 8.3%, on an annualized basis. Loan growth was broad based, with increases in the C&I, retail mortgage and consumer portfolios. This more than offset a decline in the ICRE portfolio, which was driven by elevated prepayments. In addition, we were also pleased with Summit's growth in the quarter, including operating leases, which increased $21 million, or 33.5%, during the period. Loan origination activity remains strong as we head into the third quarter.”

Mr. Brown concluded, “I want to thank our associates for their excellent performance so far this year. As we head into the back half of the year, we are optimistic that our balance sheet is positioned to further benefit from additional rate increases and loan activity remains strong. We remain diligent in our credit monitoring and are prepared to manage a downturn in the economy should it occur later in the interest rate cycle.”

Full detail of the Company’s second quarter 2022 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 22, 2022 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (844) 200-6205 (U.S. toll free), (646) 904-5544 (U.S. local) or +1 (929) 526-1599 (International), access code 099625. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (866) 813-9403 (U.S. toll free), (929) 458-6194 (U.S. local) and +44 204 525-0658 (all other locations), access code 049791. The recording will be available until August 5, 2022. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2021, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2022, the Company had $16.2 billion in assets, $9.4 billion in loans, $12.3 billion in deposits and $2.1 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.0 billion in assets under management as of June 30, 2022. The Company operated 135 full service banking centers as of June 30, 2022, primarily in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
June 30, 2022
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2022	2022	2021	2021	2021	2022	2021
RESULTS OF OPERATIONS
Net income	$51,520	$41,301	$46,945	$60,012	$50,888	$92,821	$98,203
Net earnings per share - basic	$0.55	$0.44	$0.51	$0.64	$0.53	$0.99	$1.02
Net earnings per share - diluted	$0.55	$0.44	$0.50	$0.63	$0.52	$0.98	$1.01
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.46	$0.46

KEY FINANCIAL RATIOS
Return on average assets	1.28%	1.03%	1.16%	1.49%	1.26%	1.16%	1.23%
Return on average shareholders' equity	9.84%	7.53%	8.31%	10.53%	9.02%	8.66%	8.73%
Return on average tangible shareholders' equity (1)	20.68%	14.93%	15.11%	19.03%	16.31%	17.65%	15.78%

Net interest margin	3.43%	3.12%	3.19%	3.28%	3.27%	3.27%	3.31%
Net interest margin (fully tax equivalent) (1)(2)	3.47%	3.17%	3.23%	3.32%	3.31%	3.32%	3.35%

Ending shareholders' equity as a percent of ending assets	12.74%	13.35%	13.83%	14.01%	14.15%	12.74%	14.15%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	6.40%	6.95%	7.58%	8.21%	8.37%	6.40%	8.37%
Risk-weighted assets (1)	8.09%	8.85%	9.91%	10.76%	11.12%	8.09%	11.12%

Average shareholders' equity as a percent of average assets	12.97%	13.75%	13.98%	14.14%	13.96%	13.36%	14.06%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	6.62%	7.44%	8.20%	8.35%	8.23%	7.03%	8.30%

Book value per share	$21.90	$22.63	$23.99	$23.85	$23.59	$21.90	$23.59
Tangible book value per share (1)	$10.27	$10.97	$12.26	$13.09	$13.08	$10.27	$13.08

Common equity tier 1 ratio (3)	10.91%	10.87%	10.84%	11.54%	11.78%	10.91%	11.78%
Tier 1 ratio (3)	11.28%	11.24%	11.22%	11.92%	12.16%	11.28%	12.16%
Total capital ratio (3)	13.94%	13.97%	14.10%	14.97%	15.31%	13.94%	15.31%
Leverage ratio (3)	8.76%	8.64%	8.70%	9.05%	9.14%	8.76%	9.14%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$9,367,820	$9,266,774	$9,283,227	$9,502,750	$9,831,965	$9,317,576	$9,891,579
Investment securities	4,118,287	4,308,059	4,343,513	4,189,253	4,130,207	4,212,649	3,957,559
Interest-bearing deposits with other banks	236,797	234,687	166,904	32,400	45,593	235,748	46,249
Total earning assets	$13,722,904	$13,809,520	$13,793,644	$13,724,403	$14,007,765	$13,765,973	$13,895,387
Total assets	$16,185,978	$16,184,919	$16,036,417	$15,995,808	$16,215,469	$16,185,451	$16,129,539
Noninterest-bearing deposits	$4,224,842	$4,160,175	$4,191,457	$3,981,404	$4,003,626	$4,192,687	$3,922,288
Interest-bearing deposits	8,312,876	8,623,800	8,693,792	8,685,949	8,707,553	8,467,479	8,620,173
Total deposits	$12,537,718	$12,783,975	$12,885,249	$12,667,353	$12,711,179	$12,660,166	$12,542,461
Borrowings	$970,243	$701,287	$396,743	$562,964	$749,114	$836,508	$817,367
Shareholders' equity	$2,099,670	$2,225,495	$2,241,820	$2,261,293	$2,263,687	$2,162,235	$2,268,193

CREDIT QUALITY RATIOS
Allowance to ending loans	1.25%	1.34%	1.42%	1.59%	1.68%	1.25%	1.68%
Allowance to nonaccrual loans	302.87%	273.09%	272.76%	225.73%	184.77%	302.87%	184.77%
Allowance to nonperforming loans	235.08%	231.98%	219.96%	192.35%	162.12%	235.08%	162.12%
Nonperforming loans to total loans	0.53%	0.58%	0.65%	0.83%	1.03%	0.53%	1.03%
Nonaccrual loans to total loans	0.41%	0.49%	0.52%	0.70%	0.91%	0.41%	0.91%
Nonperforming assets to ending loans, plus OREO	0.53%	0.58%	0.65%	0.83%	1.04%	0.53%	1.04%
Nonperforming assets to total assets	0.31%	0.33%	0.37%	0.49%	0.62%	0.31%	0.62%
Classified assets to total assets	0.74%	0.67%	0.64%	1.04%	1.14%	0.74%	1.14%
Net charge-offs to average loans (annualized)	0.08%	0.10%	0.32%	0.10%	0.23%	0.09%	0.30%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) June 30, 2022 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	June 30,			June 30,
	2022	2021	% Change	2022	2021	% Change
Interest income
Loans and leases, including fees	$97,091	$97,494	(0.4)%	$184,273	$196,425	(6.2)%
Investment securities
Taxable	23,639	19,524	21.1%	45,735	38,131	19.9%
Tax-exempt	4,916	4,871	0.9%	9,347	9,914	(5.7)%
Total investment securities interest	28,555	24,395	17.1%	55,082	48,045	14.6%
Other earning assets	497	25	N/M	618	53	N/M
Total interest income	126,143	121,914	3.5%	239,973	244,523	(1.9)%

Interest expense
Deposits	2,963	3,693	(19.8)%	5,586	8,026	(30.4)%
Short-term borrowings	1,373	53	N/M	1,690	120	N/M
Long-term borrowings	4,612	4,142	11.3%	9,156	8,475	8.0%
Total interest expense	8,948	7,888	13.4%	16,432	16,621	(1.1)%
Net interest income	117,195	114,026	2.8%	223,541	227,902	(1.9)%
Provision for credit losses-loans and leases	(4,267)	(4,756)	(10.3)%	(9,856)	(1,306)	N/M
Provision for credit losses-unfunded commitments	3,481	517	N/M	3,255	1,055	208.5%
Net interest income after provision for credit losses	117,981	118,265	(0.2)%	230,142	228,153	0.9%

Noninterest income
Service charges on deposit accounts	7,648	7,537	1.5%	15,377	14,683	4.7%
Trust and wealth management fees	6,311	6,216	1.5%	12,371	11,846	4.4%
Bankcard income	3,823	3,732	2.4%	7,160	6,860	4.4%
Client derivative fees	1,353	1,795	(24.6)%	2,152	3,351	(35.8)%
Foreign exchange income	13,470	12,037	11.9%	23,621	22,794	3.6%
Leasing business income	7,247	0	100.0%	13,323	0	100.0%
Net gains from sales of loans	5,241	8,489	(38.3)%	9,113	17,943	(49.2)%
Net gain (loss) on sale of investment securities	0	(265)	(100.0)%	3	(431)	(100.7)%
Net gain (loss) on equity securities	(1,054)	161	N/M	(1,253)	273	N/M
Other	5,747	3,285	74.9%	9,212	5,990	53.8%
Total noninterest income	49,786	42,987	15.8%	91,079	83,309	9.3%

Noninterest expenses
Salaries and employee benefits	64,992	60,784	6.9%	128,939	122,037	5.7%
Net occupancy	5,359	5,535	(3.2)%	11,105	11,239	(1.2)%
Furniture and equipment	3,201	3,371	(5.0)%	6,768	7,340	(7.8)%
Data processing	8,334	7,864	6.0%	16,598	15,151	9.6%
Marketing	2,323	2,035	14.2%	4,023	3,396	18.5%
Communication	670	746	(10.2)%	1,336	1,584	(15.7)%
Professional services	2,214	2,029	9.1%	4,373	3,479	25.7%
State intangible tax	1,090	1,201	(9.2)%	2,221	2,403	(7.6)%
FDIC assessments	1,677	1,362	23.1%	3,136	2,711	15.7%
Intangible amortization	2,915	2,480	17.5%	5,829	4,959	17.5%
Leasing business expense	4,687	0	100.0%	8,556	0	100.0%
Other	5,765	12,236	(52.9)%	13,148	17,850	(26.3)%
Total noninterest expenses	103,227	99,643	3.6%	206,032	192,149	7.2%
Income before income taxes	64,540	61,609	4.8%	115,189	119,313	(3.5)%
Income tax expense	13,020	10,721	21.4%	22,368	21,110	6.0%
Net income	$51,520	$50,888	1.2%	$92,821	$98,203	(5.5)%

ADDITIONAL DATA
Net earnings per share - basic	$0.55	$0.53		$0.99	$1.02
Net earnings per share - diluted	$0.55	$0.52		$0.98	$1.01
Dividends declared per share	$0.23	$0.23		$0.46	$0.46

Return on average assets	1.28%	1.26%		1.16%	1.23%
Return on average shareholders' equity	9.84%	9.02%		8.66%	8.73%

Interest income	$126,143	$121,914	3.5%	$239,973	$244,523	(1.9)%
Tax equivalent adjustment	1,625	1,619	0.4%	3,092	3,271	(5.5)%
Interest income - tax equivalent	127,768	123,533	3.4%	243,065	247,794	(1.9)%
Interest expense	8,948	7,888	13.4%	16,432	16,621	(1.1)%
Net interest income - tax equivalent	$118,820	$115,645	2.7%	$226,633	$231,173	(2.0)%

Net interest margin	3.43%	3.27%		3.27%	3.31%
Net interest margin (fully tax equivalent) (1)	3.47%	3.31%		3.32%	3.35%

Full-time equivalent employees	2,096	2,053

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2022
	Second	First	Year to	% Change
	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$97,091	$87,182	$184,273	11.4%
Investment securities
Taxable	23,639	22,096	45,735	7.0%
Tax-exempt	4,916	4,431	9,347	10.9%
Total investment securities interest	28,555	26,527	55,082	7.6%
Other earning assets	497	121	618	310.7%
Total interest income	126,143	113,830	239,973	10.8%

Interest expense
Deposits	2,963	2,623	5,586	13.0%
Short-term borrowings	1,373	317	1,690	333.1%
Long-term borrowings	4,612	4,544	9,156	1.5%
Total interest expense	8,948	7,484	16,432	19.6%
Net interest income	117,195	106,346	223,541	10.2%
Provision for credit losses-loans and leases	(4,267)	(5,589)	(9,856)	(23.7)%
Provision for credit losses-unfunded commitments	3,481	(226)	3,255	N/M
Net interest income after provision for credit losses	117,981	112,161	230,142	5.2%

Noninterest income
Service charges on deposit accounts	7,648	7,729	15,377	(1.0)%
Trust and wealth management fees	6,311	6,060	12,371	4.1%
Bankcard income	3,823	3,337	7,160	14.6%
Client derivative fees	1,353	799	2,152	69.3%
Foreign exchange income	13,470	10,151	23,621	32.7%
Leasing business income	7,247	6,076	13,323	19.3%
Net gains from sales of loans	5,241	3,872	9,113	35.4%
Net gain (loss) on sale of investment securities	0	3	3	(100.0)%
Net gain (loss) on equity securities	(1,054)	(199)	(1,253)	429.6%
Other	5,747	3,465	9,212	65.9%
Total noninterest income	49,786	41,293	91,079	20.6%

Noninterest expenses
Salaries and employee benefits	64,992	63,947	128,939	1.6%
Net occupancy	5,359	5,746	11,105	(6.7)%
Furniture and equipment	3,201	3,567	6,768	(10.3)%
Data processing	8,334	8,264	16,598	0.8%
Marketing	2,323	1,700	4,023	36.6%
Communication	670	666	1,336	0.6%
Professional services	2,214	2,159	4,373	2.5%
State intangible tax	1,090	1,131	2,221	(3.6)%
FDIC assessments	1,677	1,459	3,136	14.9%
Intangible amortization	2,915	2,914	5,829	0.0%
Leasing business expense	4,687	3,869	8,556	21.1%
Other	5,765	7,383	13,148	(21.9)%
Total noninterest expenses	103,227	102,805	206,032	0.4%
Income before income taxes	64,540	50,649	115,189	27.4%
Income tax expense	13,020	9,348	22,368	39.3%
Net income	$51,520	$41,301	$92,821	24.7%

ADDITIONAL DATA
Net earnings per share - basic	$0.55	$0.44	$0.99
Net earnings per share - diluted	$0.55	$0.44	$0.98
Dividends declared per share	$0.23	$0.23	$0.46

Return on average assets	1.28%	1.03%	1.16%
Return on average shareholders' equity	9.84%	7.53%	8.66%

Interest income	$126,143	$113,830	$239,973	10.8%
Tax equivalent adjustment	1,625	1,467	3,092	10.8%
Interest income - tax equivalent	127,768	115,297	243,065	10.8%
Interest expense	8,948	7,484	16,432	19.6%
Net interest income - tax equivalent	$118,820	$107,813	$226,633	10.2%

Net interest margin	3.43%	3.12%	3.27%
Net interest margin (fully tax equivalent) (1)	3.47%	3.17%	3.32%

Full-time equivalent employees	2,096	2,050 (2)

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) Includes 65 FTE from Summit acquisition.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2021
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$92,682	$96,428	$97,494	$98,931	$385,535
Investment securities
Taxable	20,993	20,088	19,524	18,607	79,212
Tax-exempt	4,127	4,282	4,871	5,043	18,323
Total investment securities interest	25,120	24,370	24,395	23,650	97,535
Other earning assets	71	23	25	28	147
Total interest income	117,873	120,821	121,914	122,609	483,217

Interest expense
Deposits	3,089	3,320	3,693	4,333	14,435
Short-term borrowings	10	68	53	67	198
Long-term borrowings	3,968	4,023	4,142	4,333	16,466
Total interest expense	7,067	7,411	7,888	8,733	31,099
Net interest income	110,806	113,410	114,026	113,876	452,118
Provision for credit losses-loans and leases	(9,525)	(8,193)	(4,756)	3,450	(19,024)
Provision for credit losses-unfunded commitments	1,799	(1,951)	517	538	903
Net interest income after provision for credit losses	118,532	123,554	118,265	109,888	470,239

Noninterest income
Service charges on deposit accounts	8,645	8,548	7,537	7,146	31,876
Trust and wealth management fees	6,038	5,896	6,216	5,630	23,780
Bankcard income	3,602	3,838	3,732	3,128	14,300
Client derivative fees	2,303	2,273	1,795	1,556	7,927
Foreign exchange income	12,808	9,191	12,037	10,757	44,793
Leasing business income	0	0	0	0	0
Net gains from sales of loans	6,492	8,586	8,489	9,454	33,021
Net gain (loss) on sale of investment securities	(14)	(314)	(265)	(166)	(759)
Net gain (loss) on equity securities	321	108	161	112	702
Other	5,465	4,411	3,285	2,705	15,866
Total noninterest income	45,660	42,537	42,987	40,322	171,506

Noninterest expenses
Salaries and employee benefits	62,170	61,717	60,784	61,253	245,924
Net occupancy	5,332	5,571	5,535	5,704	22,142
Furniture and equipment	3,161	3,318	3,371	3,969	13,819
Data processing	8,261	7,951	7,864	7,287	31,363
Marketing	2,152	2,435	2,035	1,361	7,983
Communication	677	669	746	838	2,930
Professional services	5,998	2,199	2,029	1,450	11,676
State intangible tax	651	1,202	1,201	1,202	4,256
FDIC assessments	1,453	1,466	1,362	1,349	5,630
Intangible amortization	2,401	2,479	2,480	2,479	9,839
Leasing business expense	0	0	0	0	0
Other	17,349	10,051	12,236	5,614	45,250
Total noninterest expenses	109,605	99,058	99,643	92,506	400,812
Income before income taxes	54,587	67,033	61,609	57,704	240,933
Income tax expense (benefit)	7,642	7,021	10,721	10,389	35,773
Net income	$46,945	$60,012	$50,888	$47,315	$205,160

ADDITIONAL DATA
Net earnings per share - basic	$0.51	$0.64	$0.53	$0.49	$2.16
Net earnings per share - diluted	$0.50	$0.63	$0.52	$0.48	$2.14
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.16%	1.49%	1.26%	1.20%	1.28%
Return on average shareholders' equity	8.31%	10.53%	9.02%	8.44%	9.08%

Interest income	$117,873	$120,821	$121,914	$122,609	$483,217
Tax equivalent adjustment	1,386	1,434	1,619	1,652	6,091
Interest income - tax equivalent	119,259	122,255	123,533	124,261	489,308
Interest expense	7,067	7,411	7,888	8,733	31,099
Net interest income - tax equivalent	$112,192	$114,844	$115,645	$115,528	$458,209

Net interest margin	3.19%	3.28%	3.27%	3.35%	3.27%
Net interest margin (fully tax equivalent) (1)	3.23%	3.32%	3.31%	3.40%	3.31%

Full-time equivalent employees	1,994	2,026	2,053	2,063

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	% Change	% Change
	2022	2022	2021	2021	2021	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$302,549	$230,428	$220,031	$209,748	$206,918	31.3%	46.2%
Interest-bearing deposits with other banks	184,974	227,147	214,811	29,799	38,610	(18.6)%	379.1%
Investment securities available-for-sale	3,843,580	3,957,882	4,207,846	4,114,094	3,955,839	(2.9)%	(2.8)%
Investment securities held-to-maturity	88,057	92,597	98,420	103,886	112,456	(4.9)%	(21.7)%
Other investments	132,151	114,563	102,971	97,831	129,432	15.4%	2.1%
Loans held for sale	22,044	12,670	29,482	33,835	31,546	74.0%	(30.1)%
Loans and leases
Commercial and industrial	2,927,175	2,800,209	2,720,028	2,602,848	2,701,203	4.5%	8.4%
Lease financing	146,639	125,867	109,624	67,855	68,229	16.5%	114.9%
Construction real estate	449,734	479,744	455,894	477,004	630,329	(6.3)%	(28.7)%
Commercial real estate	4,007,037	4,031,484	4,226,614	4,438,374	4,332,561	(0.6)%	(7.5)%
Residential real estate	965,387	913,838	896,069	922,492	932,112	5.6%	3.6%
Home equity	725,700	707,973	708,399	709,050	711,756	2.5%	2.0%
Installment	146,680	132,197	119,454	96,077	89,143	11.0%	64.5%
Credit card	52,065	50,305	52,217	47,231	46,177	3.5%	12.8%
Total loans	9,420,417	9,241,617	9,288,299	9,360,931	9,511,510	1.9%	(1.0)%
Less:
Allowance for credit losses	(117,885)	(124,130)	(131,992)	(148,903)	(159,590)	(5.0)%	(26.1)%
Net loans	9,302,532	9,117,487	9,156,307	9,212,028	9,351,920	2.0%	(0.5)%
Premises and equipment	191,099	190,975	193,040	192,580	192,238	0.1%	(0.6)%
Operating leases	82,659	61,927	60,811	0	0	33.5%	100.0%
Goodwill	999,959	999,959	1,000,749	937,771	937,771	0.0%	6.6%
Other intangibles	82,889	85,891	88,898	56,811	59,391	(3.5)%	39.6%
Accrued interest and other assets	1,011,221	917,624	955,775	968,210	1,021,798	10.2%	(1.0)%
Total Assets	$16,243,714	$16,009,150	$16,329,141	$15,956,593	$16,037,919	1.5%	1.3%

LIABILITIES
Deposits
Interest-bearing demand	$3,096,365	$3,246,646	$3,198,745	$2,916,860	$2,963,151	(4.6)%	4.5%
Savings	4,029,717	4,188,867	4,157,374	4,223,905	4,093,229	(3.8)%	(1.6)%
Time	1,026,918	1,121,966	1,330,263	1,517,419	1,548,109	(8.5)%	(33.7)%
Total interest-bearing deposits	8,153,000	8,557,479	8,686,382	8,658,184	8,604,489	(4.7)%	(5.2)%
Noninterest-bearing	4,124,111	4,261,429	4,185,572	4,019,197	3,901,691	(3.2)%	5.7%
Total deposits	12,277,111	12,818,908	12,871,954	12,677,381	12,506,180	(4.2)%	(1.8)%
Federal funds purchased and securities sold
under agreements to repurchase	0	0	51,203	81,850	255,791	0.0%	(100.0)%
FHLB short-term borrowings	896,000	185,000	225,000	107,000	217,000	384.3%	312.9%
Other	0	0	20,000	0	0	0.0%	0.0%
Total short-term borrowings	896,000	185,000	296,203	188,850	472,791	384.3%	89.5%
Long-term debt	358,578	379,840	409,832	313,230	313,039	(5.6)%	14.5%
Total borrowed funds	1,254,578	564,840	706,035	502,080	785,830	122.1%	59.7%
Accrued interest and other liabilities	643,355	487,957	492,210	540,962	476,402	31.8%	35.0%
Total Liabilities	14,175,044	13,871,705	14,070,199	13,720,423	13,768,412	2.2%	3.0%

SHAREHOLDERS' EQUITY
Common stock	1,637,237	1,634,903	1,640,358	1,637,065	1,635,470	0.1%	0.1%
Retained earnings	887,006	857,178	837,473	812,082	773,857	3.5%	14.6%
Accumulated other comprehensive income (loss)	(243,328)	(142,477)	(433)	14,230	30,735	70.8%	N/M
Treasury stock, at cost	(212,245)	(212,159)	(218,456)	(227,207)	(170,555)	0.0%	24.4%
Total Shareholders' Equity	2,068,670	2,137,445	2,258,942	2,236,170	2,269,507	(3.2)%	(8.8)%
Total Liabilities and Shareholders' Equity	$16,243,714	$16,009,150	$16,329,141	$15,956,593	$16,037,919	1.5%	1.3%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2022	2022	2021	2021	2021	2022	2021
ASSETS
Cash and due from banks	$305,803	$248,517	$253,091	$245,212	$237,964	$277,318	$235,135
Interest-bearing deposits with other banks	236,797	234,687	166,904	32,400	45,593	235,748	46,249
Investment securities	4,118,287	4,308,059	4,343,513	4,189,253	4,130,207	4,212,649	3,957,559
Loans held for sale	15,446	15,589	24,491	28,365	28,348	15,517	29,015
Loans and leases
Commercial and industrial	2,884,373	2,736,613	2,552,686	2,634,306	2,953,185	2,810,901	2,991,239
Lease financing	134,334	115,703	67,537	67,159	66,124	125,070	68,304
Construction real estate	460,609	474,278	460,588	567,091	630,351	467,406	638,955
Commercial real estate	4,025,493	4,139,072	4,391,328	4,413,003	4,372,679	4,081,969	4,356,106
Residential real estate	936,165	903,567	917,399	937,969	940,600	919,956	960,548
Home equity	716,219	703,714	709,954	710,794	707,409	710,001	716,720
Installment	140,145	125,579	106,188	93,937	84,768	132,902	83,082
Credit card	55,036	52,659	53,056	50,126	48,501	53,854	47,610
Total loans	9,352,374	9,251,185	9,258,736	9,474,385	9,803,617	9,302,059	9,862,564
Less:
Allowance for credit losses	(123,950)	(129,601)	(144,756)	(157,727)	(169,979)	(126,760)	(173,899)
Net loans	9,228,424	9,121,584	9,113,980	9,316,658	9,633,638	9,175,299	9,688,665
Premises and equipment	191,895	192,832	192,941	193,775	200,558	192,361	203,576
Operating leases	73,862	61,297	659	0	0	67,614	0
Goodwill	999,958	1,000,238	938,453	937,771	937,771	1,000,097	937,771
Other intangibles	84,577	87,602	56,120	58,314	60,929	86,081	62,222
Accrued interest and other assets	930,929	914,514	946,265	994,060	940,461	922,767	969,347
Total Assets	$16,185,978	$16,184,919	$16,036,417	$15,995,808	$16,215,469	$16,185,451	$16,129,539

LIABILITIES
Deposits
Interest-bearing demand	$3,180,846	$3,246,919	$3,069,416	$2,960,388	$2,973,930	$3,213,700	$2,961,376
Savings	4,076,380	4,145,615	4,195,504	4,150,610	4,096,077	4,110,806	3,956,471
Time	1,055,650	1,231,266	1,428,872	1,574,951	1,637,546	1,142,973	1,702,326
Total interest-bearing deposits	8,312,876	8,623,800	8,693,792	8,685,949	8,707,553	8,467,479	8,620,173
Noninterest-bearing	4,224,842	4,160,175	4,191,457	3,981,404	4,003,626	4,192,687	3,922,288
Total deposits	12,537,718	12,783,975	12,885,249	12,667,353	12,711,179	12,660,166	12,542,461
Federal funds purchased and securities sold
under agreements to repurchase	24,229	45,358	79,382	186,401	194,478	34,735	189,508
FHLB short-term borrowings	586,846	257,800	2,445	63,463	40,846	423,232	53,961
Other	0	12,889	654	0	0	6,409	0
Total short-term borrowings	611,075	316,047	82,481	249,864	235,324	464,376	243,469
Long-term debt	359,168	385,240	314,262	313,100	513,790	372,132	573,898
Total borrowed funds	970,243	701,287	396,743	562,964	749,114	836,508	817,367
Accrued interest and other liabilities	578,347	474,162	512,605	504,198	491,489	526,542	501,518
Total Liabilities	14,086,308	13,959,424	13,794,597	13,734,515	13,951,782	14,023,216	13,861,346

SHAREHOLDERS' EQUITY
Common stock	1,635,990	1,638,321	1,637,828	1,635,833	1,633,950	1,637,149	1,635,409
Retained earnings	866,910	841,652	822,500	783,760	754,456	854,351	740,481
Accumulated other comprehensive loss	(190,949)	(38,448)	8,542	36,917	25,832	(115,120)	33,997
Treasury stock, at cost	(212,281)	(216,030)	(227,050)	(195,217)	(150,551)	(214,145)	(141,694)
Total Shareholders' Equity	2,099,670	2,225,495	2,241,820	2,261,293	2,263,687	2,162,235	2,268,193
Total Liabilities and Shareholders' Equity	$16,185,978	$16,184,919	$16,036,417	$15,995,808	$16,215,469	$16,185,451	$16,129,539

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	June 30, 2022			March 31, 2022			June 30, 2021			June 30, 2022		June 30, 2021
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$4,118,287	$28,555	2.78%	$4,308,059	$26,527	2.50%	$4,130,207	$24,395	2.37%	$4,212,649	2.64%	$3,957,559	2.45%
Interest-bearing deposits with other banks	236,797	497	0.84%	234,687	121	0.21%	45,593	25	0.22%	235,748	0.53%	46,249	0.23%
Gross loans (1)	9,367,820	97,091	4.16%	9,266,774	87,182	3.82%	9,831,965	97,494	3.98%	9,317,576	3.99%	9,891,579	4.00%
Total earning assets	13,722,904	126,143	3.69%	13,809,520	113,830	3.34%	14,007,765	121,914	3.49%	13,765,973	3.52%	13,895,387	3.55%

Nonearning assets
Allowance for credit losses	(123,950)			(129,601)			(169,979)			(126,760)		(173,899)
Cash and due from banks	305,803			248,517			237,964			277,318		235,135
Accrued interest and other assets	2,281,221			2,256,483			2,139,719			2,268,920		2,172,916
Total assets	$16,185,978			$16,184,919			$16,215,469			$16,185,451		$16,129,539

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,180,846	$842	0.11%	$3,246,919	$492	0.06%	$2,973,930	$489	0.07%	$3,213,700	0.08%	$2,961,376	0.07%
Savings	4,076,380	1,003	0.10%	4,145,615	850	0.08%	4,096,077	1,106	0.11%	4,110,806	0.09%	3,956,471	0.12%
Time	1,055,650	1,118	0.42%	1,231,266	1,281	0.42%	1,637,546	2,098	0.51%	1,142,973	0.42%	1,702,326	0.56%
Total interest-bearing deposits	8,312,876	2,963	0.14%	8,623,800	2,623	0.12%	8,707,553	3,693	0.17%	8,467,479	0.13%	8,620,173	0.19%
Borrowed funds
Short-term borrowings	611,075	1,373	0.90%	316,047	317	0.41%	235,324	53	0.09%	464,376	0.73%	243,469	0.10%
Long-term debt	359,168	4,612	5.15%	385,240	4,544	4.78%	513,790	4,142	3.23%	372,132	4.96%	573,898	2.98%
Total borrowed funds	970,243	5,985	2.47%	701,287	4,861	2.81%	749,114	4,195	2.25%	836,508	2.61%	817,367	2.12%
Total interest-bearing liabilities	9,283,119	8,948	0.39%	9,325,087	7,484	0.33%	9,456,667	7,888	0.33%	9,303,987	0.36%	9,437,540	0.36%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	4,224,842			4,160,175			4,003,626			4,192,687		3,922,288
Other liabilities	578,347			474,162			491,489			526,542		501,518
Shareholders' equity	2,099,670			2,225,495			2,263,687			2,162,235		2,268,193
Total liabilities & shareholders' equity	$16,185,978			$16,184,919			$16,215,469			$16,185,451		$16,129,539

Net interest income	$117,195			$106,346			$114,026			$223,541		$227,902
Net interest spread			3.30%			3.01%			3.16%		3.16%		3.19%
Net interest margin			3.43%			3.12%			3.27%		3.27%		3.31%

Tax equivalent adjustment			0.04%			0.05%			0.04%		0.05%		0.04%
Net interest margin (fully tax equivalent)			3.47%			3.17%			3.31%		3.32%		3.35%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$3,016	$(988)	$2,028	$4,243	$(83)	$4,160	$3,702	$3,335	$7,037
Interest-bearing deposits with other banks	366	10	376	71	401	472	68	497	565
Gross loans (2)	7,806	2,103	9,909	4,408	(4,811)	(403)	(800)	(11,352)	(12,152)
Total earning assets	11,188	1,125	12,313	8,722	(4,493)	4,229	2,970	(7,520)	(4,550)

Interest-bearing liabilities
Total interest-bearing deposits	$417	$(77)	$340	$(589)	$(141)	$(730)	$(2,339)	$(101)	$(2,440)
Borrowed funds
Short-term borrowings	385	671	1,056	476	844	1,320	766	804	1,570
Long-term debt	348	(280)	68	2,455	(1,985)	470	5,645	(4,964)	681
Total borrowed funds	733	391	1,124	2,931	(1,141)	1,790	6,411	(4,160)	2,251
Total interest-bearing liabilities	1,150	314	1,464	2,342	(1,282)	1,060	4,072	(4,261)	(189)
Net interest income (1)	$10,038	$811	$10,849	$6,380	$(3,211)	$3,169	$(1,102)	$(3,259)	$(4,361)

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Six months ended
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2022	2022	2021	2021	2021	2022	2021
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$124,130	$131,992	$148,903	$159,590	$169,923	$131,992	$175,679
Purchase accounting ACL for PCD	0	0	17	0	0	0	0
Provision for credit losses	(4,267)	(5,589)	(9,525)	(8,193)	(4,756)	(9,856)	(1,306)
Gross charge-offs
Commercial and industrial	773	2,845	1,364	2,617	3,729	3,618	11,639
Lease financing	8	131	0	0	0	139	0
Construction real estate	0	0	1,496	0	0	0	2
Commercial real estate	3,419	0	9,150	1,030	2,041	3,419	3,291
Residential real estate	4	22	6	74	46	26	47
Home equity	22	21	22	200	240	43	851
Installment	361	177	184	37	77	538	113
Credit card	212	246	149	230	179	458	401
Total gross charge-offs	4,799	3,442	12,371	4,188	6,312	8,241	16,344
Recoveries
Commercial and industrial	177	379	201	869	205	556	542
Lease financing	3	33	0	0	0	36	0
Construction real estate	0	0	0	0	3	0	3
Commercial real estate	2,194	222	4,292	223	75	2,416	270
Residential real estate	34	90	74	56	54	124	98
Home equity	360	265	303	426	317	625	494
Installment	47	21	27	53	37	68	71
Credit card	6	159	71	67	44	165	83
Total recoveries	2,821	1,169	4,968	1,694	735	3,990	1,561
Total net charge-offs	1,978	2,273	7,403	2,494	5,577	4,251	14,783
Ending allowance for credit losses	$117,885	$124,130	$131,992	$148,903	$159,590	$117,885	$159,590

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.08%	0.37%	0.18%	0.26%	0.48%	0.22%	0.75%
Lease financing	0.01%	0.34%	0.00%	0.00%	0.00%	0.17%	0.00%
Construction real estate	0.00%	0.00%	1.29%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	0.12%	(0.02)%	0.44%	0.07%	0.18%	0.05%	0.14%
Residential real estate	(0.01)%	(0.03)%	(0.03)%	0.01%	0.00%	(0.02)%	(0.01)%
Home equity	(0.19)%	(0.14)%	(0.16)%	(0.13)%	(0.04)%	(0.17)%	0.10%
Installment	0.90%	0.50%	0.59%	(0.07)%	0.19%	0.71%	0.10%
Credit card	1.50%	0.67%	0.58%	1.29%	1.12%	1.10%	1.35%
Total net charge-offs	0.08%	0.10%	0.32%	0.10%	0.23%	0.09%	0.30%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$11,675	$14,390	$17,362	$15,160	$27,426	$11,675	$27,426
Lease financing	217	249	203	0	16	217	16
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	14,650	19,843	19,512	38,564	45,957	14,650	45,957
Residential real estate	8,879	7,432	8,305	9,416	9,480	8,879	9,480
Home equity	3,331	3,377	2,922	2,735	3,376	3,331	3,376
Installment	170	163	88	91	115	170	115
Nonaccrual loans	38,922	45,454	48,392	65,966	86,370	38,922	86,370
Accruing troubled debt restructurings (TDRs)	11,225	8,055	11,616	11,448	12,070	11,225	12,070
Total nonperforming loans	50,147	53,509	60,008	77,414	98,440	50,147	98,440
Other real estate owned (OREO)	22	72	98	340	340	22	340
Total nonperforming assets	50,169	53,581	60,106	77,754	98,780	50,169	98,780
Accruing loans past due 90 days or more	142	180	137	104	155	142	155
Total underperforming assets	$50,311	$53,761	$60,243	$77,858	$98,935	$50,311	$98,935
Total classified assets	$119,769	$106,839	$104,815	$165,462	$182,516	$119,769	$182,516

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	302.87%	273.09%	272.76%	225.73%	184.77%	302.87%	184.77%
Nonperforming loans	235.08%	231.98%	219.96%	192.35%	162.12%	235.08%	162.12%
Total ending loans	1.25%	1.34%	1.42%	1.59%	1.68%	1.25%	1.68%
Nonperforming loans to total loans	0.53%	0.58%	0.65%	0.83%	1.03%	0.53%	1.03%
Nonaccrual loans to total loans	0.41%	0.49%	0.52%	0.70%	0.91%	0.41%	0.91%
Nonperforming assets to
Ending loans, plus OREO	0.53%	0.58%	0.65%	0.83%	1.04%	0.53%	1.04%
Total assets	0.31%	0.33%	0.37%	0.49%	0.62%	0.31%	0.62%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.41%	0.49%	0.52%	0.71%	0.91%	0.41%	0.91%
Total assets	0.24%	0.28%	0.30%	0.42%	0.54%	0.24%	0.54%
Classified assets to total assets	0.74%	0.67%	0.64%	1.04%	1.14%	0.74%	1.14%

(1) Nonaccrual loans include nonaccrual TDRs of $9.5 million, $16.2 million, $16.0 million, $20.3 million, and $21.5 million, as of June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2022	2022	2021	2021	2021	2022	2021
PER COMMON SHARE
Market Price
High	$23.03	$26.73	$25.79	$24.06	$26.02	$26.73	$26.40
Low	$19.09	$22.92	$22.89	$21.48	$23.35	$19.09	$17.62
Close	$19.40	$23.05	$24.38	$23.41	$23.63	$19.40	$23.63

Average shares outstanding - basic	93,555,131	93,383,932	92,903,900	94,289,097	96,123,645	93,470,005	96,496,720
Average shares outstanding - diluted	94,449,817	94,263,925	93,761,909	95,143,930	97,009,712	94,357,392	97,366,640
Ending shares outstanding	94,448,792	94,451,496	94,149,240	93,742,797	96,199,509	94,448,792	96,199,509

Total shareholders' equity	$2,068,670	$2,137,445	$2,258,942	$2,236,170	$2,269,507	$2,068,670	$2,269,507

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,307,259	$1,272,115	$1,262,789	$1,316,059	$1,333,209	$1,307,259	$1,333,209
Common equity tier 1 capital ratio	10.91%	10.87%	10.84%	11.54%	11.78%	10.91%	11.78%
Tier 1 capital	$1,351,287	$1,316,020	$1,306,571	$1,359,297	$1,376,333	$1,351,287	$1,376,333
Tier 1 ratio	11.28%	11.24%	11.22%	11.92%	12.16%	11.28%	12.16%
Total capital	$1,670,367	$1,635,003	$1,642,549	$1,706,513	$1,732,930	$1,670,367	$1,732,930
Total capital ratio	13.94%	13.97%	14.10%	14.97%	15.31%	13.94%	15.31%
Total capital in excess of minimum requirement	$412,432	$406,011	$419,754	$509,536	$544,478	$412,432	$544,478
Total risk-weighted assets	$11,980,331	$11,704,681	$11,645,666	$11,399,782	$11,318,590	$11,980,331	$11,318,590
Leverage ratio	8.76%	8.64%	8.70%	9.05%	9.14%	8.76%	9.14%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	12.74%	13.35%	13.83%	14.01%	14.15%	12.74%	14.15%
Ending tangible shareholders' equity to ending tangible assets (1)	6.40%	6.95%	7.58%	8.21%	8.37%	6.40%	8.37%
Average shareholders' equity to average assets	12.97%	13.75%	13.98%	14.14%	13.96%	13.36%	14.06%
Average tangible shareholders' equity to average tangible assets (1)	6.62%	7.44%	8.20%	8.35%	8.23%	7.03%	8.30%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	2,484,295	1,308,945	0	2,149,060
Average share repurchase price	N/A	N/A	N/A	$23.04	$25.11	N/A	$23.66
Total cost of shares repurchased	N/A	N/A	N/A	$57,231	$32,864	N/A	$50,846

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable